Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - First Quarter 2014

On November 1, 2013, the Company acquired all of the issued and outstanding shares of The Dominion of Canada General Insurance Company (Dominion) for an aggregate purchase price of approximately $1.035 billion.  The results of operations of the acquired business are reported in the Company’s Financial, Professional & International Insurance segment from the closing date.

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Net income	$896	$925	$864	$988	$1,052
Net income per share:
Basic	$2.36	$2.44	$2.33	$2.73	$2.98
Diluted	$2.33	$2.41	$2.30	$2.70	$2.95

Operating income	$887	$816	$883	$981	$1,052
Operating income per share:
Basic	$2.33	$2.15	$2.38	$2.71	$2.98
Diluted	$2.31	$2.13	$2.35	$2.68	$2.95

Return on equity	14.1%	14.6%	13.9%	15.9%	16.8%
Operating return on equity	15.8%	14.2%	15.2%	16.8%	17.8%

Total assets, at period end	$103,897	$101,900	$102,685	$103,812	$104,134
Total equity, at period end	$25,596	$24,890	$24,811	$24,796	$25,387

Book value per share, at period end	$68.00	$66.65	$68.15	$70.15	$73.06
Less: Net unrealized investment gains, net of tax	7.61	4.53	4.28	3.74	4.81
Adjusted book value per share, at period end	$60.39	$62.12	$63.87	$66.41	$68.25

Weighted average number of common shares outstanding (basic)	377.7	375.9	368.9	359.1	350.9
Weighted average number of common shares outstanding and common stock equivalents (diluted)	381.9	379.9	372.9	363.4	354.6
Common shares outstanding at period end	376.4	373.5	364.1	353.5	347.5

Common stock dividends declared	$176	$191	$185	$182	$177

Common stock repurchased:
Under Board of Directors authorization
Shares	3.7	3.6	9.7	11.4	7.8
Cost	$300	$300	$800	$1,000	$650
Other
Shares	0.7	—	0.1	—	0.7
Cost	$58	$1	$1	$1	$55

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Net income
Operating income	$887	$816	$883	$981	$1,052
Net realized investment gains (losses), after-tax	9	109	(19)	7	—
Net income	$896	$925	$864	$988	$1,052

Basic earnings per share
Operating income	$2.33	$2.15	$2.38	$2.71	$2.98
Net realized investment gains (losses), after-tax	0.03	0.29	(0.05)	0.02	—
Net income	$2.36	$2.44	$2.33	$2.73	$2.98

Diluted earnings per share
Operating income	$2.31	$2.13	$2.35	$2.68	$2.95
Net realized investment gains (losses), after-tax	0.02	0.28	(0.05)	0.02	—
Net income	$2.33	$2.41	$2.30	$2.70	$2.95

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Basic and Diluted
Net income, as reported	$896	$925	$864	$988	$1,052
Participating share-based awards - allocated income	(6)	(7)	(6)	(8)	(7)
Net income available to common shareholders - basic and diluted	$890	$918	$858	$980	$1,045

Common Shares
Basic
Weighted average shares outstanding	377.7	375.9	368.9	359.1	350.9

Diluted
Weighted average shares outstanding	377.7	375.9	368.9	359.1	350.9
Weighted average effects of dilutive securities - stock options and performance shares	4.2	4.0	4.0	4.3	3.7
Diluted weighted average shares outstanding	381.9	379.9	372.9	363.4	354.6

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Revenues
Premiums	$5,517	$5,603	$5,666	$5,851	$5,823
Net investment income	670	687	657	702	736
Fee income	97	82	107	109	107
Net realized investment gains (losses)	10	167	(22)	11	1
Other revenues	34	135	44	64	41
Total revenues	6,328	6,674	6,452	6,737	6,708

Claims and expenses
Claims and claim adjustment expenses	3,153	3,530	3,297	3,327	3,315
Amortization of deferred acquisition costs	948	950	953	970	950
General and administrative expenses	915	931	934	977	881
Interest expense	92	86	91	92	92
Total claims and expenses	5,108	5,497	5,275	5,366	5,238

Income before income taxes	1,220	1,177	1,177	1,371	1,470
Income tax expense	324	252	313	383	418
Net income	$896	$925	$864	$988	$1,052

Other-than-temporary impairments (OTTI)
Total OTTI gains (losses)	$—	$(1)	$—	$(9)	$(7)
OTTI losses recognized in net realized investment gains (losses)	$(5)	$(2)	$(3)	$(5)	$(9)
OTTI gains (losses) recognized in other comprehensive income	$5	$1	$3	$(4)	$2

Other statistics
Effective tax rate on net investment income	19.2%	19.7%	19.1%	20.0%	21.0%
Net investment income (after-tax)	$542	$551	$531	$562	$582

Catastrophes, net of reinsurance:
Pre-tax	$99	$340	$99	$53	$149
After-tax	$65	$221	$64	$37	$97

Prior year reserve development - favorable (unfavorable)
Pre-tax	$231	$192	$158	$259	$294
After-tax	$154	$125	$107	$166	$190

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Underwriting gain	$385	$235	$387	$435	$507
Net investment income	542	551	531	562	582
Other, including interest expense	(40)	30	(35)	(16)	(37)
Operating income	887	816	883	981	1,052
Net realized investment gains (losses)	9	109	(19)	7	—
Net income	$896	$925	$864	$988	$1,052

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	56.2%	62.3%	57.3%	56.0%	56.0%
Underwriting expense ratio	32.3%	32.0%	31.6%	31.7%	29.7%
Combined ratio	88.5%	94.3%	88.9%	87.7%	85.7%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	87.8%	93.8%	88.4%	87.1%	85.3%

Impact of catastrophes on combined ratio	1.8%	6.1%	1.7%	0.9%	2.6%
Impact of prior year reserve development on combined ratio	-4.1%	-3.5%	-2.8%	-4.4%	-5.1%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Billing and policy fees and other	$24	$25	$25	$28	$30
Fee income:
Loss and loss adjustment expenses	$42	$27	$44	$46	$43
Underwriting expenses	55	55	63	63	64
Total fee income	$97	$82	$107	$109	$107

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Revenues
Premiums	$5,517	$5,603	$5,666	$5,851	$5,823
Net investment income	670	687	657	702	736
Fee income	97	82	107	109	107
Other revenues	34	135	44	64	41
Total revenues	6,318	6,507	6,474	6,726	6,707

Claims and expenses
Claims and claim adjustment expenses	3,153	3,530	3,297	3,327	3,315
Amortization of deferred acquisition costs	948	950	953	970	950
General and administrative expenses	915	931	934	977	881
Interest expense	92	86	91	92	92
Total claims and expenses	5,108	5,497	5,275	5,366	5,238

Operating income before income taxes	1,210	1,010	1,199	1,360	1,469
Income tax expense	323	194	316	379	417
Operating income	$887	$816	$883	$981	$1,052

Other statistics
Effective tax rate on net investment income	19.2%	19.7%	19.1%	20.0%	21.0%
Net investment income (after-tax)	$542	$551	$531	$562	$582

Catastrophes, net of reinsurance:
Pre-tax	$99	$340	$99	$53	$149
After-tax	$65	$221	$64	$37	$97

Prior year reserve development - favorable (unfavorable)
Pre-tax	$231	$192	$158	$259	$294
After-tax	$154	$125	$107	$166	$190

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Statutory underwriting
Gross written premiums	$6,188	$6,247	$6,310	$5,912	$6,401
Net written premiums	$5,597	$5,824	$5,713	$5,633	$5,873

Net earned premiums	$5,517	$5,603	$5,666	$5,851	$5,823
Losses and loss adjustment expenses	3,070	3,490	3,250	3,282	3,267
Underwriting expenses	1,799	1,808	1,799	1,794	1,783
Statutory underwriting gain	648	305	617	775	773
Policyholder dividends	10	13	7	5	11
Statutory underwriting gain after policyholder dividends	$638	$292	$610	$770	$762

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,215	$40,145	$40,037	$41,568	$41,383
Increase (decrease) in reserves	$(441)	$(70)	$(108)	$1,531	$(185)
Statutory basis surplus	$20,692	$20,672	$21,509	$21,123	$21,440
Net written premiums/surplus (1)	1.09:1	1.09:1	1.05:1	1.08:1	1.07:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Written premiums
Gross	$6,188	$6,247	$6,310	$5,912	$6,401
Ceded	(591)	(423)	(597)	(279)	(528)
Net	$5,597	$5,824	$5,713	$5,633	$5,873

Earned premiums
Gross	$5,985	$6,091	$6,163	$6,369	$6,295
Ceded	(468)	(488)	(497)	(518)	(472)
Net	$5,517	$5,603	$5,666	$5,851	$5,823

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Revenues
Premiums	$2,942	$3,018	$3,046	$3,078	$3,016
Net investment income	487	502	479	507	530
Fee income	97	82	106	108	107
Other revenues	13	114	8	23	8
Total revenues	3,539	3,716	3,639	3,716	3,661

Claims and expenses
Claims and claim adjustment expenses	1,749	2,008	1,965	1,854	1,853
Amortization of deferred acquisition costs	475	481	479	478	471
General and administrative expenses	517	511	503	521	438
Total claims and expenses	2,741	3,000	2,947	2,853	2,762

Operating income before income taxes	798	716	692	863	899
Income tax expense	208	137	166	229	246
Operating income	$590	$579	$526	$634	$653

Other statistics
Effective tax rate on net investment income	19.2%	19.8%	19.2%	20.1%	21.1%
Net investment income (after-tax)	$394	$402	$387	$406	$418

Catastrophes, net of reinsurance:
Pre-tax	$35	$148	$61	$41	$80
After-tax	$23	$96	$40	$27	$52

Prior year reserve development - favorable (unfavorable)
Pre-tax	$113	$55	$36	$121	$93
After-tax	$75	$36	$24	$78	$60

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Underwriting gain	$188	$102	$134	$212	$230
Net investment income	394	402	387	406	418
Other	8	75	5	16	5
Operating income	$590	$579	$526	$634	$653

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.7%	65.3%	63.0%	58.6%	59.8%
Underwriting expense ratio	31.7%	30.9%	30.0%	30.3%	27.9%
Combined ratio	89.4%	96.2%	93.0%	88.9%	87.7%

Impact of catastrophes on combined ratio	1.2%	4.9%	2.0%	1.3%	2.7%
Impact of prior year reserve development on combined ratio	-3.9%	-1.8%	-1.2%	-3.9%	-3.1%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Billing and policy fees and other	$4	$5	$4	$4	$4
Fee income:
Loss and loss adjustment expenses	$42	$27	$43	$45	$43
Underwriting expenses	55	55	63	63	64
Total fee income	$97	$82	$106	$108	$107

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Statutory underwriting
Gross written premiums	$3,626	$3,344	$3,483	$3,124	$3,668
Net written premiums	$3,260	$3,068	$3,032	$2,873	$3,304

Net earned premiums	$2,942	$3,018	$3,046	$3,078	$3,016
Losses and loss adjustment expenses	1,668	1,970	1,920	1,805	1,805
Underwriting expenses	969	933	913	888	876
Statutory underwriting gain	305	115	213	385	335
Policyholder dividends	8	11	5	4	8
Statutory underwriting gain after policyholder dividends	$297	$104	$208	$381	$327

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Net written premiums by market
Select Accounts	$724	$709	$654	$637	$718
Commercial Accounts	908	732	808	749	893
National Accounts	277	242	236	255	300
Industry-Focused Underwriting	699	653	673	620	732
Target Risk Underwriting	448	500	441	410	454
Specialized Distribution	204	232	220	202	207
Total	$3,260	$3,068	$3,032	$2,873	$3,304

Net written premiums by product line
Commercial multi-peril	$828	$771	$755	$729	$821
Workers’ compensation	1,056	860	885	841	1,076
Commercial automobile	484	476	488	449	490
Commercial property	427	484	424	413	440
General liability	458	469	458	438	469
Other	7	8	22	3	8
Total	$3,260	$3,068	$3,032	$2,873	$3,304

National Accounts
Additions to claim volume under administration (1)	$701	$523	$523	$596	$727
Written fees	$104	$88	$92	$81	$111

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Revenues
Premiums	$735	$751	$785	$958	$1,045
Net investment income	92	91	88	101	106
Fee income	—	—	1	1	—
Other revenues	5	5	5	7	8
Total revenues	832	847	879	1,067	1,159

Claims and expenses
Claims and claim adjustment expenses	302	332	331	439	483
Amortization of deferred acquisition costs	143	147	155	178	187
General and administrative expenses	162	172	169	202	213
Total claims and expenses	607	651	655	819	883

Operating income before income taxes	225	196	224	248	276
Income tax expense	62	42	64	77	81
Operating income	$163	$154	$160	$171	$195

Other statistics
Effective tax rate on net investment income	18.6%	18.6%	18.2%	19.4%	19.8%
Net investment income (after-tax)	$75	$74	$72	$81	$85

Catastrophes, net of reinsurance:
Pre-tax	$—	$46	$—	$10	$4
After-tax	$—	$30	$—	$9	$3

Prior year reserve development - favorable (unfavorable)
Pre-tax	$58	$72	$74	$102	$69
After-tax	$40	$47	$51	$66	$44

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Underwriting gain	$85	$76	$85	$85	$105
Net investment income	75	74	72	81	85
Other	3	4	3	5	5
Operating income	$163	$154	$160	$171	$195

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	40.8%	43.9%	41.8%	45.7%	45.9%
Underwriting expense ratio	41.5%	42.4%	41.4%	39.3%	37.9%
Combined ratio	82.3%	86.3%	83.2%	85.0%	83.8%

Impact of catastrophes on combined ratio	0.0%	6.1%	0.0%	1.0%	0.4%
Impact of prior year reserve development on combined ratio	-7.8%	-9.7%	-9.3%	-10.7%	-6.6%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Billing and policy fees and other	$—	$—	$—	$3	$4
Fee income:
Loss and loss adjustment expenses	$—	$—	$1	$1	$—
Underwriting expenses	—	—	—	—	—
Total fee income	$—	$—	$1	$1	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Statutory underwriting
Gross written premiums	$799	$906	$799	$1,042	$1,084
Net written premiums	$647	$849	$770	$1,043	$950

Net earned premiums	$735	$751	$785	$958	$1,045
Losses and loss adjustment expenses	300	330	329	439	482
Underwriting expenses	317	323	313	377	426
Statutory underwriting gain	118	98	143	142	137
Policyholder dividends	2	2	2	1	3
Statutory underwriting gain after policyholder dividends	$116	$96	$141	$141	$134

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Net written premiums by market
Bond & Financial Products	$395	$531	$553	$551	$482
International	252	318	217	492	468
Total	$647	$849	$770	$1,043	$950

Net written premiums by product line
General liability	$168	$237	$249	$280	$223
Fidelity & surety	178	253	255	232	211
International	252	318	217	492	468
Other	49	41	49	39	48
Total	$647	$849	$770	$1,043	$950

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Revenues
Premiums	$1,840	$1,834	$1,835	$1,815	$1,762
Net investment income	91	94	90	94	100
Other revenues	18	15	34	36	26
Total revenues	1,949	1,943	1,959	1,945	1,888

Claims and expenses
Claims and claim adjustment expenses	1,102	1,190	1,001	1,034	979
Amortization of deferred acquisition costs	330	322	319	314	292
General and administrative expenses	232	241	256	251	223
Total claims and expenses	1,664	1,753	1,576	1,599	1,494

Operating income before income taxes	285	190	383	346	394
Income tax expense	88	48	121	109	126
Operating income	$197	$142	$262	$237	$268

Other statistics
Effective tax rate on net investment income	19.5%	20.1%	19.5%	20.3%	21.3%
Net investment income (after-tax)	$73	$75	$72	$75	$79

Catastrophes, net of reinsurance:
Pre-tax	$64	$146	$38	$2	$65
After-tax	$42	$95	$24	$1	$42

Prior year reserve development - favorable (unfavorable)
Pre-tax	$60	$65	$48	$36	$132
After-tax	$39	$42	$32	$22	$86

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Underwriting gain	$112	$57	$168	$138	$172
Net investment income	73	75	72	75	79
Other	12	10	22	24	17
Operating income	$197	$142	$262	$237	$268

GAAP combined ratio (1)
Loss and loss adjustment expense ratio	59.9%	64.9%	54.5%	57.0%	55.6%
Underwriting expense ratio	29.5%	29.6%	30.2%	29.9%	28.0%
Combined ratio	89.4%	94.5%	84.7%	86.9%	83.6%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	87.5%	92.9%	82.9%	85.1%	82.0%

Impact of catastrophes on combined ratio	3.5%	8.0%	2.0%	0.1%	3.7%
Impact of prior year reserve development on combined ratio	-3.3%	-3.5%	-2.6%	-2.0%	-7.5%

(1)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Billing and policy fees and other	$20	$20	$21	$21	$22

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Statutory underwriting
Gross written premiums	$1,763	$1,997	$2,028	$1,746	$1,649
Net written premiums	$1,690	$1,907	$1,911	$1,717	$1,619

Net earned premiums	$1,840	$1,834	$1,835	$1,815	$1,762
Losses and loss adjustment expenses	1,102	1,190	1,001	1,038	980
Underwriting expenses	513	552	573	529	481
Statutory underwriting gain	$225	$92	$261	$248	$301

Policies in force (in thousands)
Automobile	2,286	2,217	2,151	2,103	2,079
Homeowners and other	4,563	4,477	4,386	4,294	4,232

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Statutory underwriting

Gross written premiums	$835	$838	$834	$770	$795
Net written premiums	$831	$834	$828	$765	$788

Net earned premiums	$844	$837	$827	$812	$787
Losses and loss adjustment expenses	594	599	591	636	533
Underwriting expenses	218	224	222	208	208
Statutory underwriting gain (loss)	$32	$14	$14	$(32)	$46

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	70.4%	71.6%	71.5%	77.8%	67.7%
Underwriting expense ratio	25.6%	26.2%	26.4%	26.2%	25.6%
Combined ratio	96.0%	97.8%	97.9%	104.0%	93.3%

Impact of catastrophes on combined ratio	1.0%	1.4%	0.3%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	0.6%	0.0%	0.0%	1.8%	0.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$8	$12	$2	$—	$—
After-tax	$6	$7	$1	$—	$—

Prior year reserve development - favorable (unfavorable)
Pre-tax	$(6)	$—	$—	$(14)	$—
After-tax	$(4)	$—	$—	$(10)	$—

Policies in force (in thousands)	2,204	2,136	2,071	2,022	1,996
Change from prior year quarter	-10.9%	-11.8%	-12.0%	-11.2%	-9.4%
Change from prior quarter	-3.2%	-3.1%	-3.0%	-2.4%	-1.3%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Billing and policy fees and other	$10	$9	$9	$9	$9

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Statutory underwriting

Gross written premiums	$889	$1,119	$1,150	$936	$811
Net written premiums	$820	$1,033	$1,039	$913	$788

Net earned premiums	$957	$958	$969	$963	$935
Losses and loss adjustment expenses	480	561	382	371	419
Underwriting expenses	255	293	313	286	240
Statutory underwriting gain	$222	$104	$274	$306	$276

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	50.2%	58.6%	39.4%	38.5%	44.8%
Underwriting expense ratio	29.8%	30.1%	30.8%	30.7%	27.6%
Combined ratio	80.0%	88.7%	70.2%	69.2%	72.4%

Impact of catastrophes on combined ratio	5.6%	13.9%	3.6%	0.0%	6.8%
Impact of prior year reserve development on combined ratio	-6.7%	-6.7%	-5.0%	-5.1%	-14.1%

Catastrophe losses, net of reinsurance:
Pre-tax	$54	$133	$35	$1	$64
After-tax	$35	$87	$22	$1	$41

Prior year reserve development - favorable (unfavorable)
Pre-tax	$65	$65	$48	$50	$132
After-tax	$42	$42	$32	$32	$86

Policies in force (in thousands)	4,484	4,396	4,303	4,209	4,146
Change from prior year quarter	-8.5%	-9.0%	-8.8%	-8.4%	-7.5%
Change from prior quarter	-2.4%	-2.0%	-2.1%	-2.2%	-1.5%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees and other are as follows:

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Billing and policy fees and other	$9	$10	$12	$12	$13

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Net written premiums
Automobile	$29	$27	$30	$26	$31
Homeowners and other	10	13	14	13	12
Total net written premiums	$39	$40	$44	$39	$43

Revenues
Premiums	$39	$39	$39	$40	$40
Other revenues	—	—	1	—	—
Total revenues	39	39	40	40	40

Claims and expenses
Claims and claim adjustment expenses	28	30	28	31	28
Amortization of deferred acquisition costs	1	1	1	1	1
General and administrative expenses	40	34	37	36	33
Total claims and expenses	69	65	66	68	62

Operating loss before income taxes	(30)	(26)	(26)	(28)	(22)
Income taxes	(11)	(9)	(9)	(10)	(8)
Operating loss	$(19)	$(17)	$(17)	$(18)	$(14)

Other statistics
Policies in force (in thousands)
Automobile	82	81	80	81	83
Homeowners and other	79	81	83	85	86

Catastrophes, net of reinsurance:
Pre-tax	$2	$1	$1	$1	$1
After-tax	$1	$1	$1	$—	$1

Prior year reserve development - favorable (unfavorable)
Pre-tax	$1	$—	$—	$—	$—
After-tax	$1	$—	$—	$—	$—

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Revenues
Other revenues	$(2)	$1	$(3)	$(2)	$(1)

Claims and expenses
Interest expense	92	86	91	92	92
General and administrative expenses	4	7	6	3	7
Total claims and expenses	96	93	97	95	99

Operating loss before income tax benefit	(98)	(92)	(100)	(97)	(100)
Income taxes	(35)	(33)	(35)	(36)	(36)
Operating loss	$(63)	$(59)	$(65)	$(61)	$(64)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	March 31,	December 31,
	2014 (1)	2013

Assets
Fixed maturities, available for sale, at fair value (amortized cost $61,995 and $62,196)	$64,271	$63,956
Equity securities, available for sale, at fair value (cost $660 and $686)	938	943
Real estate investments	936	938
Short-term securities	4,034	3,882
Other investments	3,539	3,441
Total investments	73,718	73,160

Cash	260	294
Investment income accrued	686	734
Premiums receivable	6,302	6,125
Reinsurance recoverables	9,590	9,713
Ceded unearned premiums	851	801
Deferred acquisition costs	1,836	1,804
Deferred taxes	—	303
Contractholder receivables	4,361	4,328
Goodwill	3,624	3,634
Other intangible assets	339	351
Other assets	2,567	2,565
Total assets	$104,134	$103,812

Liabilities
Claims and claim adjustment expense reserves	$50,588	$50,895
Unearned premium reserves	11,917	11,850
Contractholder payables	4,361	4,328
Payables for reinsurance premiums	370	298
Deferred taxes	54	—
Debt	6,347	6,346
Other liabilities	5,110	5,299
Total liabilities	78,747	79,016

Shareholders’ equity
Common stock (1,750.0 shares authorized; 347.5 and 353.5 shares issued and outstanding)	21,603	21,500
Retained earnings	25,167	24,291
Accumulated other comprehensive income	1,127	810
Treasury stock, at cost (410.0 and 401.5 shares)	(22,510)	(21,805)
Total shareholders’ equity	25,387	24,796
Total liabilities and shareholders’ equity	$104,134	$103,812

(1)  Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2014	Yield (1)	2013	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$29,278	3.51%	$28,788	3.55%
Tax-exempt fixed maturities	34,993	3.83%	35,168	3.84%
Total fixed maturities	64,271	3.68%	63,956	3.71%

Non-redeemable preferred stocks	307	5.80%	333	5.70%
Common stocks	631		610
Total equity securities	938		943

Real estate investments	936		938

Short-term securities	4,034	0.15%	3,882	0.15%

Private equities	1,978		1,926
Hedge funds	400		390
Real estate partnerships	634		618
Other investments	527		507
Total other investments	3,539		3,441

Total investments	$73,718		$73,160

Net unrealized investment gains, net of tax, included in shareholders’ equity	$1,674		$1,322

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	March 31,	December 31,
	2014	2013
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,223	$2,315
Obligations of states and political subdivisions:
Pre-refunded	8,699	9,518
All other	26,693	26,044
Total	35,392	35,562
Debt securities issued by foreign governments	2,571	2,577
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,361	2,424
Corporates (including redeemable preferreds)	21,724	21,078
Total fixed maturities	$64,271	$63,956

Fixed Maturities
Quality Characteristics (1)

	March 31, 2014
	Amount	% of Total
Quality Ratings
Aaa	$27,267	42.5%
Aa	19,604	30.5
A	9,332	14.5
Baa	6,132	9.5
Total investment grade	62,335	97.0
Ba	1,039	1.6
B	441	0.7
Caa and lower	456	0.7
Total below investment grade	1,936	3.0
Total fixed maturities	$64,271	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.6

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Gross investment income
Fixed maturities	$586	$574	$571	$579	$580
Short-term securities	2	2	3	4	2
Other	92	120	91	129	163
	680	696	665	712	745
Investment expenses	10	9	8	10	9
Net investment income, pre-tax	670	687	657	702	736
Income taxes	128	136	126	140	154
Net investment income, after-tax	$542	$551	$531	$562	$582

Effective tax rate	19.2%	19.7%	19.1%	20.0%	21.0%

Average invested assets (1)	$69,996	$69,701	$70,419	$72,165	$72,112

Average yield pre-tax (1)	3.8%	3.9%	3.7%	3.9%	4.1%
Average yield after-tax	3.1%	3.2%	3.0%	3.1%	3.2%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Net realized investment gains (losses)
Fixed maturities	$11	$14	$5	$6	$6
Equity securities	6	4	(1)	1	(4)
Other (1)	(7)	149	(26)	4	(1)
Realized investment gains (losses) before tax	10	167	(22)	11	1
Related taxes	1	58	(3)	4	1
Net realized investment gains (losses)	$9	$109	$(19)	$7	$—

Gross investment gains (1)	$108	$352	$12	$57	$59
Gross investment losses before impairments (1)	(93)	(183)	(31)	(41)	(49)
Net investment gains before impairments	15	169	(19)	16	10
Other-than-temporary impairment losses	(5)	(2)	(3)	(5)	(9)
Net realized investment gains (losses) before tax	10	167	(22)	11	1
Related taxes	1	58	(3)	4	1
Net realized investment gains (losses)	$9	$109	$(19)	$7	$—

	March 31,	June 30,	September 30,	December 31,	March 31,
	2013	2013	2013	2013	2014

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$4,121	$2,349	$2,142	$1,760	$2,276
Equity securities & other	274	250	252	270	293
Unrealized investment gains before tax	4,395	2,599	2,394	2,030	2,569
Related taxes	1,531	907	835	708	895

Balance, end of period	$2,864	$1,692	$1,559	$1,322	$1,674

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$56	$287	$—	$—	$4
Gross investment Treasury future losses	$75	$153	$—	$—	$3

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	March 31,	December 31,
	2014	2013
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$4,633	$4,707
Allowance for uncollectible reinsurance	(240)	(239)
Net reinsurance recoverables (i)	4,393	4,468
Mandatory pools and associations (ii)	1,899	1,897
Structured settlements (iii)	3,298	3,348
Total reinsurance recoverables	$9,590	$9,713

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	March 31,
Reinsurer	Predominant Reinsurer	2014
Munich Re Group	A+ second highest of 16 ratings	$515
Swiss Re Group	A+ second highest of 16 ratings	505
NKSJ Holdings Inc Group	A+ second highest of 16 ratings	246
Berkshire Hathaway	A++ highest of 16 ratings	244
XL Capital Group	A third highest of 16 ratings	235

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at March 31, 2014, after deducting mandatory pools and associations and structured settlement balances, $3.5 billion, or 80%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 20% of net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 4% were balances from other companies not rated by A.M. Best Company.  In addition, $1.3 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at March 31, 2014.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	March 31,
Group	Predominant Insurer	2014
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$962
Metlife	A+ second highest of 16 ratings	452
Genworth Financial Group	A third highest of 16 ratings	422
John Hancock Group	A+ second highest of 16 ratings	251
Symetra Financial Corporation	A third highest of 16 ratings	247

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business Insurance
Beginning of period	$31,120	$30,929	$31,006	$31,029	$30,892
Incurred	1,668	1,970	1,920	1,805	1,805
Paid	(1,860)	(1,892)	(1,901)	(1,941)	(1,786)
Foreign exchange and other	1	(1)	4	(1)	(1)
End of period	$30,929	$31,006	$31,029	$30,892	$30,910

Financial, Professional & International Insurance
Beginning of period	$5,849	$5,757	$5,673	$5,714	$7,420
Incurred	300	330	329	439	482
Paid	(316)	(399)	(361)	(504)	(488)
Acquired reserves, foreign exchange and other (1)	(76)	(15)	73	1,771	(78)
End of period	$5,757	$5,673	$5,714	$7,420	$7,336

Personal Insurance
Beginning of period	$3,687	$3,529	$3,466	$3,294	$3,256
Incurred	1,102	1,190	1,001	1,038	980
Paid	(1,260)	(1,253)	(1,173)	(1,076)	(1,099)
End of period	$3,529	$3,466	$3,294	$3,256	$3,137

Total
Beginning of period	$40,656	$40,215	$40,145	$40,037	$41,568
Incurred	3,070	3,490	3,250	3,282	3,267
Paid	(3,436)	(3,544)	(3,435)	(3,521)	(3,373)
Acquired reserves, foreign exchange and other (1)	(75)	(16)	77	1,770	(79)
End of period	$40,215	$40,145	$40,037	$41,568	$41,383

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$190	$—	$—
Environmental	—	65	—	—	—
All other	(113)	(120)	(226)	(121)	(93)
Total Business Insurance (2)	(113)	(55)	(36)	(121)	(93)

Financial, Professional & International Insurance
Asbestos	—	—	—	—	—
All other	(58)	(72)	(74)	(102)	(69)
Total Financial, Professional & International Insurance	(58)	(72)	(74)	(102)	(69)

Personal Insurance	(60)	(65)	(48)	(36)	(132)
Total	$(231)	$(192)	$(158)	$(259)	$(294)

(1)  Includes Dominion acquired reserves in 4Q 2013.

(2)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Asbestos reserves
Beginning reserves:
Gross	$2,689	$2,626	$2,566	$2,686	$2,606
Ceded	(311)	(292)	(288)	(263)	(256)
Net	2,378	2,334	2,278	2,423	2,350
Incurred losses and loss expenses:
Gross	—	—	190	—	—
Ceded	—	—	—	—	—
Paid loss and loss expenses:
Gross	62	60	71	80	59
Ceded	(19)	(4)	(25)	(7)	(14)
Foreign exchange and other:
Gross	(1)	—	1	—	—
Ceded	—	—	—	—	—
Ending reserves:
Gross	2,626	2,566	2,686	2,606	2,547
Ceded	(292)	(288)	(263)	(256)	(242)
Net	$2,334	$2,278	$2,423	$2,350	$2,305

Environmental reserves
Beginning reserves:
Gross	$352	$340	$399	$371	$355
Ceded	(5)	(4)	(11)	(12)	(11)
Net	347	336	388	359	344
Incurred losses and loss expenses:
Gross	—	72	—	—	—
Ceded	—	(7)	—	—	—
Paid loss and loss expenses:
Gross	12	13	28	34	24
Ceded	(1)	—	1	(3)	—
Acquired reserves, foreign exchange and other: (1)
Gross	—	—	—	18	—
Ceded	—	—	—	(2)	—
Ending reserves:
Gross	340	399	371	355	331
Ceded	(4)	(11)	(12)	(11)	(11)
Net	$336	$388	$359	$344	$320

(1)  Includes Dominion acquired reserves in 4Q 2013.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	March 31,	December 31,
	2014	2013
Debt

Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100

Long-term debt
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	6,261	6,261
Unamortized fair value adjustment	51	51
Unamortized debt issuance costs	(65)	(66)
	6,247	6,246
Total debt	6,347	6,346

Common equity (excluding net unrealized investment gains, net of tax)	23,713	23,474

Total capital (excluding net unrealized investment gains, net of tax)	$30,060	$29,820

Total debt to capital (excluding net unrealized investment gains, net of tax)	21.1%	21.3%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	March 31,	December 31,
	2014 (1)	2013

Statutory basis surplus	$21,440	$21,123

GAAP adjustments

Goodwill and intangible assets	3,794	3,816

Investments	3,034	2,541

Noninsurance companies	(4,426)	(4,453)

Deferred acquisition costs	1,836	1,804

Deferred federal income tax	(1,496)	(1,259)

Current federal income tax	(32)	(32)

Reinsurance recoverables	160	160

Furniture, equipment & software	676	708

Employee benefits	(2)	2

Agents balances	136	135

Other	267	251

Total GAAP adjustments	3,947	3,673

GAAP shareholders’ equity	$25,387	$24,796

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Cash flows from operating activities
Net income	$896	$925	$864	$988	$1,052
Adjustments to reconcile net income to net cash
provided by operating activities:
Net realized investment (gains) losses	(10)	(167)	22	(11)	(1)
Depreciation and amortization	219	216	207	225	227
Deferred federal income tax expense	131	20	(19)	35	153
Amortization of deferred acquisition costs	948	950	953	970	950
Equity in income from other investments	(74)	(101)	(72)	(110)	(139)
Premiums receivable	(155)	(248)	161	296	(189)
Reinsurance recoverables	390	357	355	182	106
Deferred acquisition costs	(954)	(958)	(950)	(897)	(986)
Claims and claim adjustment expense reserves	(751)	(377)	(556)	(373)	(209)
Unearned premium reserves	187	158	138	(456)	94
Other	(297)	(53)	534	78	(355)
Net cash provided by operating activities	530	722	1,637	927	703

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,123	1,778	2,016	1,987	2,312
Proceeds from sales of investments:
Fixed maturities	234	338	588	475	406
Equity securities	36	14	7	29	36
Real estate investments	—	—	—	18	1
Other investments	174	207	164	217	167
Purchases of investments:
Fixed maturities	(2,339)	(2,149)	(2,004)	(2,975)	(2,715)
Equity securities	(13)	(27)	(10)	(7)	(18)
Real estate investments	(6)	(53)	(6)	(42)	(9)
Other investments	(95)	(114)	(103)	(134)	(113)
Net sales (purchases) of short-term securities	109	(28)	(1,974)	2,004	(160)
Securities transactions in course of settlement	180	(120)	220	(259)	240
Acquisition, net of cash acquired	—	—	—	(997)	(12)
Other	(100)	(57)	(97)	(119)	(60)
Net cash provided by (used in) investing activities	303	(211)	(1,199)	197	75

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Cash flows from financing activities
Payment of debt	(500)	—	—	—	—
Issuance of debt	—	—	494	—	—
Dividends paid to shareholders	(175)	(191)	(183)	(180)	(176)
Issuance of common stock - employee share options	98	41	19	48	57
Treasury stock acquired - share repurchase authorization	(300)	(300)	(800)	(1,000)	(650)
Treasury stock acquired - net employee share-based compensation	(58)	(1)	(1)	(1)	(54)
Excess tax benefits from share-based payment arrangements	21	8	14	8	13
Net cash used in financing activities	(914)	(443)	(457)	(1,125)	(810)

Effect of exchange rate changes on cash	(6)	(3)	6	—	(2)

Net increase (decrease) in cash	(87)	65	(13)	(1)	(34)
Cash at beginning of period	330	243	308	295	294
Cash at end of period	$243	$308	$295	$294	$260

Income taxes paid	$27	$468	$229	$333	$93
Interest paid	$35	$149	$22	$149	$34

The Travelers Companies, Inc. Financial Supplement - First Quarter 2014 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio (SAP and GAAP)  For SAP, it is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The GAAP combined ratio is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the GAAP underwriting expense ratio is based on net earned premiums.  The Loss and LAE ratio for SAP is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The GAAP ratio is calculated in the same manner as the SAP ratio.  The Underwriting expense ratio for SAP is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. For GAAP, it is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The GAAP combined ratio, GAAP Loss and LAE ratio, and GAAP Underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory basis surplus represents the excess of an insurance company’s assets over its liabilities in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in Canada, the United Kingdom and the Republic of Ireland, and on an international basis through Lloyd’s.  The segment includes Bond & Financial Products as well as International.  The International group includes The Dominion of Canada General Insurance Company, which the Company acquired in November 2013 and which writes personal lines and small commercial insurance business in Canada. In addition, the Company owns 49.5% of the common stock of J. Malucelli Participações em Seguros e Resseguros S.A., its joint venture in Brazil.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.